UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2010

Kensey Nash Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34388	36-3316412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

735 Pennsylvania Drive, Exton, Pennsylvania 19341

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (484) 713-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2010, Kensey Nash Corporation (the “Company”) entered into a mutual consent to extend the employment term (collectively, the “Mutual Consents to Extend Employment Terms”) of each of the existing employment agreements (collectively, the “Existing Employment Agreements”) with Todd M. DeWitt, Vice President of Biomaterials, and James T. Rauth, P.E., Vice President of Operations of the Company.

The Mutual Consents to Extend Employment Terms extend the term of each of the Existing Employment Agreements to January 1, 2012; provided that each such extension shall become effective on January 1, 2011, so long as the applicable employment term is not terminated earlier pursuant to the applicable Existing Employment Agreement.

The foregoing description of the Mutual Consents to Extend Employment Terms is qualified in its entirety by the actual provisions of the Mutual Consents to Extend Employment Terms, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Each of the Existing Employment Agreements provides for (a) a minimum annual base salary (in the case of Mr. DeWitt, the greater of $192,000 or his most recent per annum base salary, and in the case of Mr. Rauth, the greater of $188,000 or his most recent per annum base salary), subject to annual increases as determined by the Board of Directors of the Company (the “Board”), (b) an annual bonus (not to exceed 60% of the executive’s base salary for the applicable performance period) payable at the discretion of the Board, (c) restricted stock, stock options and other equity-based awards in accordance with the applicable Company incentive compensation plan, and (d) the executive’s right, in certain cases, to receive specified consideration (including, in some cases, vesting of outstanding equity awards) upon termination of the executive’s employment with the Company, all as more fully described in the Company’s definitive proxy statement (Schedule 14A) for its 2009 annual meeting of stockholders, as filed with the SEC on November 4, 2009.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Mutual Consent to Extend Employment Term for Todd M. DeWitt, Vice President of Biomaterials, dated October 15, 2010.
10.2	Mutual Consent to Extend Employment Term for James T. Rauth, P.E., Vice President of Operations, dated October 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENSEY NASH CORPORATION

By:	/s/ Michael Celano
Michael Celano
Chief Financial Officer

Dated: October 15, 2010

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